SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                   FORM 8-K-A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): MAY 5, 1998

                            The Millbrook Press Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                       1-12555               06-1390025
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
   of incorporation)               File Number)         Identification No.)

              2 OLD NEW MILFORD ROAD, BROOKFIELD, CONNECTICUT 06804
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (203) 740-2220


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                           ---------------------------------------------

         On May 5, 1998, the Audit Committee of the Board of Directors of the Registrant dismissed KPMG Peat Marwick LLP ("Peat Marwick") as independent accountants to the Registrant and appointed Arthur Andersen LLP as the new independent accountants to the Registrant. Peat Marwick's accountant's report on the financial statements of the Registrant for the past two years and any subsequent interim period through the date of dismissal did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with Peat Marwick to report in response to
Item 304(a) of Regulation S-B.

         Item 7.           FINANCIAL STATEMENTS AND EXHIBITS
                           ---------------------------------

         Exhibit 16 - Letter, dated May 11, 1998 from KPMG Peat Marwick LLP to the Securities and Exchange Commission.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE MILLBROOK PRESS INC.



Dated: May 11, 1998                 By:    /S/ Satish Dua
                                           -----------------------------------
                                           Vice President, Secretary and Chief
                                           Financial Officer




                                       -3-